INCOME TAXES	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
Note 19 - INCOME TAXES

The components of the income tax provisions for 2017 and 2016 are as follows:

	2017	2016
Current provision:
Federal	$-	$-
State	-	-

Deferred benefit:
Federal	(660,421)	(548,876)
State	(119,597)	(93,632)
	(780,018)	(642,508)
Change in valuation allowance	780,018	642,508
Total Provision	$-	$-

The difference between the income tax provision and income taxes computed using the U. S. federal income tax rate of 34% consisted of the following:

	2017	2016
Provision at statutory rate	34.0%	34.0%
State taxes, net of federal benefit	5.8%	5.8%
Nondeductible and other items	(18.8)%	(8.9)%
Change in valuation allowance	(21.0)%	(30.9)%
Total	(0.0)%	(0.0)%

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company’s deferred taxes as of December 31, 2017 and 2016 are as follows:

	2017	2016
Deferred tax assets:
Net operating loss carry forwards	$746,919	$548,876
Share-based compensation	174,465	216,310
Accrual to cash	(45,292)	(158,698)
Other	2,278,510	1,396,446
Total deferred tax assets	3,154,602	2,002,934
Valuation allowance	(3,098,002)	(1,946,334)
	56,600	56,600

Deferred tax liabilities:
Tax deductible licensing agreement	(56,600)	(56,600)
Accrual to cash	-	-
Other	-	-

Total deferred tax liabilities	(56,600)	(56,600)

Net deferred tax assets (liabilities)	$-	$-

A full valuation allowance has been provided against the Company’s deferred tax assets at December 31, 2017 as the Company believes it is more likely than not that sufficient taxable income will not be generated to realize these temporary differences.

The Company has Federal net operating losses (NOLs) of approximately $7.8 million which begin to expire in the years beginning in 2032. Pursuant to Section 382 of the Internal Revenue Code, use of the Company’s NOLs and credit carry forwards may be limited if the Company experiences a cumulative change in ownership of greater than 50% in a moving three-year period.

The Company also has federal credits that begin to expire 2030 and state tax credits that may be carried forward indefinitely.

The Company provides for uncertain tax positions when such tax positions do not meet the recognition thresholds or measurement standards as set forth in ASC Topic 740. Income Taxes, regarding accounting for uncertainty in income taxes. Amounts for uncertain tax positions are adjusted in periods when new information becomes available or when positions are effectively settled. There are no unrecognized benefits related to uncertain tax positions as of December 31, 2017. The Company does not anticipate that there will be material change in the liability for unrecognized tax benefits within the next 12 months.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cut and Jobs Act (the “Tax Act”). The Tax Act establishes new tax laws that affects 2018 and future years, including a reduction in the U.S. federal corporate income tax rate to 21%, effective January 1, 2018. For certain deferred tax assets and deferred tax liabilities, we have recorded a provisional decrease of $462,378, with a corresponding net adjustment to valuation allowance of $462,378 as of December 31, 2017.